UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
January 10, 2003

NTL Europe, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-30673	13-4105887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Purchase Street, Rye, New York		10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 921–1800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets.

On January 10, 2003, NTL Europe, Inc. (the “Company”) emerged from Chapter 11 bankruptcy reorganization following the implementation of the Second Amended Joint Reorganization Plan of NTL Incorporated (“Old NTL Inc.” and together with its debtor and non-debtor subsidiaries, “Old NTL”) and Certain Subsidiaries, dated July 15, 2002, as subsequently modified (the “Plan”). The Plan was confirmed by order of the United States Bankruptcy Court for the Southern District of New York on September 5, 2002. Old NTL and its debtor subsidiaries filed for bankruptcy reorganization on May 8, 2002.

Pursuant to the Plan, Old NTL was reorganized into two separate companies, which are the corporations previously named “NTL Incorporated” and “NTL Communications Corp.” NTL Incorporated was renamed “NTL Europe, Inc.” and is the holding company for substantially all of Old NTL’s businesses and investments in continental Europe as well as other minority investments and interests. NTL Communications Corp. was renamed “NTL Incorporated” and is the holding company for substantially all of Old NTL’s businesses and operations in the United Kingdom and Ireland. Prior to the consummation of the Plan, those assets (which are not owned by the Company) represented a substantial part of Old NTL’s business.

The separation of Old NTL into two separate holding companies was effectuated upon consummation of the Plan.

Item 7.    Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2002, and Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2001 and the nine months ended September 30, 2002.
(c)	Not Applicable

Item 7 (b)

The following unaudited pro forma combined financial statements give effect to the separation of NTL Communications Corp. from NTL Incorporated (Old NTL) (the “Separation”) and the application of fresh start accounting principles adopted by NTL Europe, Inc., as a result of the satisfaction on January 10, 2003, (the “Emergence Date”) of all of the conditions of its Plan of Reorganization (the “Plan”) confirmed by the U.S. Bankruptcy Court for the Southern District New York.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 gives effect to the Separation and application of fresh start accounting principles as if both had occurred on September 30, 2002. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001, gives effect to the Separation and the application of fresh start accounting principles as if both had occurred at the beginning of each of the periods.

NTL Europe, Inc. will account for reorganization and related transactions using the principles of “Fresh Start” accounting, as required by Statement of Position 90–7 (“SOP 90–7”) issued by the American Institute of Certified Public Accountants. For the purposes of these pro forma financial statements, the Reorganization Value has been based upon the lower end of the estimated enterprise value range of Euroco as described in “Feasibility Of The Plan And The Best Interests Of Creditors Test– Valuation Of The Reorganized Debtors” in the Disclosure Statement as filed with United States Bankruptcy Court for the Southern District of New York located in New York, New York, on July 15, 2002, adjusted for certain known changes in value. Under SOP 90-7, NTL Europe will determine the reorganization value of NTL Europe at the Effective Date. This value will be allocated, based on estimated fair market values, to specific tangible and intangible assets, and NTL Europe will record an intangible asset equal to the reorganization value in excess of amounts allocated to various assets, if appropriate. NTL Europe is in the process of determining the reorganization value at the Effective Date and obtaining these fair market valuations. It is likely that the final allocation, as well as, depreciation and amortization expense, will differ from the amounts presented herein. The amount of “shareholders’ equity” in the accompanying pro forma balance sheet is not an estimate of the market value of the Common Stock of NTL Europe after confirmation of the “Plan”, which value is subject to many uncertainties and cannot be reasonably estimated at this time. NTL Europe does not make any representations as to the market value, if any, of NTL Europe Common Stock issued pursuant to the “Plan”.

Without limiting the foregoing, the value of NTL Europe’s holdings in Cablecom Gmbh and affiliated entities in the accompanying pro forma balance sheet is based upon a valuation of those assets prepared over 6 months ago. NTL Europe is in the process of determining the reorganization value of those assets and they may differ substantially from those used in the accompanying pro forma balance sheet. Any substantial reduction in the value attributed to such assets could substantially reduce the amount at which debt and senior redeemable preferred shares are recorded, in the “fresh start” balance sheet.

The pro forma financial information does not purport to represent NTL Europe’s financial condition at September 30, 2002 or what its results of operations actually would have been had the reorganization been consummated on the date or for the period indicated, or what such results will be for any future date or for any future period.

REF.	Description

A	Proforma Balance for NTL Europe, Inc. as of September 30, 2002.

B	Proforma Income Statement for NTL Europe, Inc. for the nine months ended September 30, 2002.

C	Proforma Income Statement for NTL Europe, Inc. for the twelve months ended December 31, 2001

NTL Europe, Inc.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2002
(In Millions of Dollars)

	Form 10-Q NTL INC. (CONSOLIDATED)	EMERGENCE FROM BANKRUPTCY	FOOTNOTE REFERENCE	“FRESH START ENTRIES” (11)	PRO FORMA NTL EUROPE, INC.

Assets
Current assets:
Cash and cash equivalents	$319.5	$(267.5)	(1)	$—	$52.0
Marketable securities - restricted	11.0	—		—	11.0
Accounts receivable - trade, less allowance for doubtful accounts of $13.1	50.8	—		—	50.8
Other	75.0	—		—	75.0
Discontinued operations	13,519.9	(13,519.9)	(2)	—	—

Total current assets	13,976.2	(13,787.4)		—	188.8

Fixed assets, net	1,613.3	—		—	1,613.3
Intangible assets, net	1,157.7	—		161.7	1,319.4
Investment in and loans to affiliates, net	75.7	0.7	(3)	—	76.4
Other assets, net	153.9	(27.7)	(4)	—	126.2

Total assets	$16,976.8	$(13,814.4)		$161.7	$3,324.1

Liabilities and shareholders' (deficiency)
Current liabilities:
Accounts payable	$42.8	$0.4	(5)	$—	$43.2
Accrued expenses and other	103.0	1.2	(5)	—	104.2
Interest payable	38.2	—		—	38.2
Deferred revenue	85.6			—	85.6
Current portion of long-term debt	2,550.1			—	2,550.1
Discontinued operations	17,571.7	(17,571.7)	(2)	—	—

Total current liabilities	20,391.4	(17,570.1)		—	2,821.3

Long-term debt	—	—		—	—
Other	93.2	3.2	(5)	—	96.4
Deferred income taxes	120.4	—			120.4
Senior redeemable preferred stock	—	—		285.8	285.8
Liabilities subject to compromise	4,296.9	(4,296.9)	(5)

Shareholders' (deficiency)/equity:
Series preferred stock-$.01 par value: authorized 10.0 shares; liquidation preference $3,101.8; 3 shares issued and outstanding-historical; none pro forma	—	—		—	—
Common stock- $.01 par value; authorized 800.0 shares; 276.6 shares issued and outstanding-historical; 19.7 shares issued and outstanding-pro forma	2.8	—		(2.6)	0.2
Additional paid-in capital	13,576.6	109.9	(6)	(13,686.5)	—
Accumulated other comprehensive (loss)	(701.3)	—		701.3	—
(Deficit)	(20,803.2)	7,939.5	(7)	12,863.7	—

Shareholders' (deficiency)	(7,925.1)	8,049.4		(124.1)	0.2

Total liabilities and shareholders' (deficiency)/equity	$16,976.8	$(13,814.4)		$161.7	$3,324.1

A

NTL Europe, Inc.
PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(In Millions of Dollars, Except Per Share Information)

	FORM 10-Q NTL INC. (CONSOLIDATED)	EMERGENCE FROM BANKRUPTCY	FOOTNOTE REFERENCE	“FRESH START ENTRIES” (11)	PRO FORMA NTL EUROPE, INC.

Revenues	$348.3	$—		$—	$348.3

Operating expenses (exclusive of depreciation shown separately below)	170.6	—		—	170.6
Selling, general and administrative expenses	120.6	—		—	120.6
Other charges	31.9	—		—	31.9
Corporate expenses	14.4	—		—	14.4
Depreciation	148.9	—		—	148.9
Amortiziation	69.5	(7.9)	(4)	—	61.6

	555.9	(7.9)		—	548.0

Operating (loss)	(207.6)	7.9		—	(199.7)

Interest and other income, net	17.5	—		—	17.5
Interest expense (contractual interest of $167.3)	(133.2)	27.5	(8)	—	(105.7)
Share of (losses) from equity investments	(168.1)	47.7	(9)	—	(120.4)
Foreign currency transaction gains (losses)	6.8	—		—	6.8

(Loss) before recapitalization items, gain from discharge of debt, income taxes and discontinued operations	(484.6)	83.1		—	(401.5)
Recapitalization items, net	(11.6)	11.6	(10)	—	—
Gain from discharge of debt	—	6,693.4	(7)	(6,693.4)	—

(Loss) before income taxes and discontinued operations	(496.2)	6,788.1		(6,693.4)	(401.5)
Income tax benefit	40.1	—		—	40.1

(Loss) from continuing operations	$(456.1)	$6,788.1		$(6,693.4)	$(361.4)

Basic and diluted net (loss) per common share:
(Loss) from continuing operations	$(2.17)				$(18.36)

Weighted average shares	276.6				19.7

B

NTL Europe, Inc.
PRO FORMA CONSOLIDATED INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
(In Millions of Dollars, Except Per Share Information)

	NTL INC. (CONSOLIDATED)	EMERGENCE FROM BANKRUPTCY	FOOTNOTE REFERENCE	“FRESH START ENTRIES” (11)	PRO FORMA NTL EUROPE, INC.

Revenues	$455.9	$—		$—	$455.9

Operating expenses (exclusive of depreciation shown separately below)	214.4	—		—	214.4
Selling, general and administrative expenses	203.0	—		—	203.0
Other charges	13.8	—		—	13.8
Corporate expenses	42.5	—		—	42.5
Depreciation	168.6	—		—	168.6
Amortiziation	428.3	(3.0)	(4)	—	425.3

	1,070.6	(3.0)		—	1,067.6

Operating (loss)	(614.7)	3.0		—	(611.7)

Interest and other income, net	20.4	—		—	20.4
Interest expense	(195.2)	74.2	(8)	—	(121.0)
Share of (losses) from equity investments	(1,572.0)	436.3	(9)	—	(1,135.7)
Foreign currency transaction gains (losses)	(14.3)	—		—	(14.3)

(Loss) before gain (loss) from discharge of debt, income taxes and discontinued operations	(2,375.8)	513.5		—	(1,862.3)
Gain (loss) from discharge of debt	—	(5,409.0)	(7)	5,409.0	—

(Loss) before income taxes and Discontinued operations	(2,375.8)	(4,895.5)		5,409.0	(1,862.3)
Income tax benefit	50.8	—		—	50.8

(Loss) from continuing operations	$(2,325.0)	$(4,895.5)		$5,409.0	$(1,811.5)

Basic and diluted net (loss) per common share:
(Loss) from continuing operations	$(9.60)				$(92.10)

Weighted average shares	276.0				19.7

C

NTL Europe, Inc.
Pro Forma Financial Statements

Footnote References:

(1)	To record the net effect on cash of the aggregate receipts and disbursements associated with the consummation of the Plan.

(2)	To record the separation of NTL Communications from NTL Europe in accordance with the terms of the Plan.

(3)	To record the distribution of NTL Inc.’s 27% investment in NOOS to France Telecom.

(4)	To record the write-off of deferred financing costs and the reversal of the amortization charges related to the NTL Inc. and NTL (Delaware), Inc. Notes.

(5)	To record the write-off and re-investment of liabilities subject to compromise in accordance with the terms of the Plan.

(6)	To record the reversal of dividends on NTL Preferred Shares that will not be paid pursuant to the Plans.

(7)	To record the gain related to debt forgiveness and the separation of NTL Communications.

(8)	To record reversal of interest expense related to NTL Inc. and NTL (Delaware), Inc. Notes.

(9)	To record reversal of losses incurred by the company in connection with its equity investment in NOOS, prior to its sale to France Telecom in accordance with the terms of the Plan.

(10)	To record reversal of recapitalization expense.

(11)	To record the application of Fresh Start accounting in accordance with SOP 90-7 and the assumptions and limitations enumerated in the introduction to these pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL EUROPE, INC.
(Registrant)

By:	/s/ Jeffrey A. Brodsky
	Name:	Jeffrey A. Brodsky
	Title:	President and Chief Executive Officer

Dated: January 27, 2003